                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported)   December 30, 2005
                                             -----------------

                              IELEMENT CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                       000-29331                 76-0270295
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


17194 Preston Road, Suite 102, PMB 341, Dallas, TX               75248
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (214) 254-3440


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D and/or Regulation S.

All warrants are callable by the Company under certain circumstances and are exercisable at $0.10 per share at any time after issuance until December 31, 2007, unless previously called by the Company.

The Board of Directors approved each subscription on December 30, 2005.

--------------------------------------------- ------------------ -------------------- -------------------------
PURCHASER                                     AGGREGATE          SHARES OF COMMON     NUMBER OF SHARES
---------                                     ----------         -----------------    ----------------
                                              PURCHASE PRICE     STOCK PURCHASED      ISSUABLE UPON
                                              --------------     ---------------      -------------
                                                                                      CONVERSION OF
                                                                                      -------------
                                                                                      WARRANT
                                                                                      -------
--------------------------------------------- ------------------ -------------------- -------------------------
--------------------------------------------- ------------------ -------------------- -------------------------
Michael Bloch                                 $70,000            2,000,000            1,000,000
--------------------------------------------- ------------------ -------------------- -------------------------
Jonathan Lowenthal                            $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Wayne Schoenmakers                            $3,500             100,000              50,000
--------------------------------------------- ------------------ -------------------- -------------------------
Thomas Barrett                                $7,000             200,000              100,000
--------------------------------------------- ------------------ -------------------- -------------------------
Wm Goatley Revocable Trust                    $8,750             250,000              125,000
--------------------------------------------- ------------------ -------------------- -------------------------
Richard Crose                                 $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Robert Gillman                                $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Timothy Broder                                $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Thomas Allen Piscula                          $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Raymond Dunwoodle                             $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Fred Matulka                                  $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Michael Melson                                $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Oscar Greene Jr                               $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Robert Rowley                                 $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Trey Investments, LLP                         $5,250             150,000              75,000
--------------------------------------------- ------------------ -------------------- -------------------------
William Cail                                  $875               25,000               12,500
--------------------------------------------- ------------------ -------------------- -------------------------
Kenneth Meyer                                 $35,000            1,000,000            500,000
--------------------------------------------- ------------------ -------------------- -------------------------
Frank Davis                                   $7,000             200,000              100,000
--------------------------------------------- ------------------ -------------------- -------------------------
Holger Pfeiffer                               $8,750             250,000              125,000
--------------------------------------------- ------------------ -------------------- -------------------------
Bellano Family Trust                          $10,500            300,000              150,000
--------------------------------------------- ------------------ -------------------- -------------------------
Calder Capital, Inc.                          $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Ulrich Nusser                                 $8,750             250,000              125,000
--------------------------------------------- ------------------ -------------------- -------------------------
Sat Paul Dewan                                $10,500            300,000              150,000
--------------------------------------------- ------------------ -------------------- -------------------------
Thomas Weiss                                  $8,750             250,000              125,000
--------------------------------------------- ------------------ -------------------- -------------------------
Marianne Issels                               $8,750             250,000              125,000
--------------------------------------------- ------------------ -------------------- -------------------------
Stefan Muller                                 $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Annette Bohmer                                $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Hendrik Paulus                                $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Robert Flaster                                $7,000             200,000              100,000
--------------------------------------------- ------------------ -------------------- -------------------------
William Harner                                $5,250             150,000              75,000
--------------------------------------------- ------------------ -------------------- -------------------------
Veronica Kristi Prenn                         $52,500            1,500,000            750,000
--------------------------------------------- ------------------ -------------------- -------------------------
Ryan Cornelius                                $52,500            1,500,000            750,000
--------------------------------------------- ------------------ -------------------- -------------------------
Jurgen Popp                                   $52,500            1,500,000            750,000
--------------------------------------------- ------------------ -------------------- -------------------------
Robert Smith                                  $10,500            300,000              150,000
--------------------------------------------- ------------------ -------------------- -------------------------
Gerd Weger                                    $350,000           10,000,000           5,000,000
--------------------------------------------- ------------------ -------------------- -------------------------
Christiane Loberbauer                         $8,750             250,000              125,000
--------------------------------------------- ------------------ -------------------- -------------------------
Fred Schmitz                                  $175,000           5,000,000            2,500,000
--------------------------------------------- ------------------ -------------------- -------------------------
Glenn Jensen                                  $105,000           3,000,000            1,500,000
--------------------------------------------- ------------------ -------------------- -------------------------
Laurence Straus                               $10,500            300,000              150,000
--------------------------------------------- ------------------ -------------------- -------------------------
General Research GMBH                         $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
AK Asset Management                           $35,000            1,000,000            500,000
--------------------------------------------- ------------------ -------------------- -------------------------
Benjamin Eichholz                             $52,500            1,500,000            750,000
--------------------------------------------- ------------------ -------------------- -------------------------
Amaltea SA                                    $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Clarence Keck Jr                              $5,250             150,000              75,000
--------------------------------------------- ------------------ -------------------- -------------------------

--------------------------------------------- ------------------ -------------------- -------------------------
Jorn Follmer                                  $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Mattias Graeve                                $8,750             250,000              125,000
--------------------------------------------- ------------------ -------------------- -------------------------
Jerome Niedfelt                               $10,500            300,000              150,000
--------------------------------------------- ------------------ -------------------- -------------------------
John Niedfelt                                 $7,000             200,000              100,000
--------------------------------------------- ------------------ -------------------- -------------------------
Global Equity Trading & Finance, Ltd.         $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------
Global Equity Trading & Finance, Ltd.         $70,000            2,000,000            1,000,000
--------------------------------------------- ------------------ -------------------- -------------------------
Film & Music Entertainment, Inc.              $35,000            1,000,000            500,000
--------------------------------------------- ------------------ -------------------- -------------------------
Red Giant Productions, Inc.                   $17,500            500,000              250,000
--------------------------------------------- ------------------ -------------------- -------------------------

--------------------------------------------- ------------------ -------------------- -------------------------
TOTAL                                         $1,579,375         45,125,000           22,562,500
--------------------------------------------- ------------------ -------------------- -------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2006                           IELEMENT CORPORATION
                                                By: /s/ Ivan Zweig
                                                Name: Ivan Zweig
                                                Title: Chief Executive Officer